SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2010
NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360

(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
incorporation or organization)	Number)

11700 Plaza America Drive, Suite 500, Reston, Virginia	20190

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-956-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     As disclosed under Item 5.07 below, our shareholders approved the adoption of the NVR, Inc. 2010 Equity Incentive Plan (“2010 Plan”) at the Annual Meeting of Shareholders held on May 4, 2010 (the “Annual Meeting”). Under the 2010 Plan, awards of non-qualified stock options and restricted share units to acquire up to 700,000 shares of our Common Stock may be granted to our key management employees, including our executive officers and our Board members. Any grants to our executive officers or Board members will be evidenced by the forms of agreement included herein as Exhibits 10.1, 10.2, 10.3 and 10.4. The foregoing description of the 2010 Plan is qualified in its entirety by the text of the 2010 Plan, which was filed as Exhibit 10.1 to the Company’s Form S-8 filed with the Securities and Exchange Commission (“SEC”) on May 4, 2010 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Annual Meeting was held on May 4, 2010. There were 6,124,108 shares of NVR, Inc. common stock eligible to vote at the 2010 Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:

		Votes		Broker Non-
Proposal	Votes For	Against	Abstentions	votes
1. Election of four directors for three-year terms:
Manuel H. Johnson	5,128,759	410,143	6,204	351,945
David A. Preiser	5,126,113	412,479	6,514	351,945
John M. Toups	5,136,451	402,436	6,219	351,945
Paul W. Whetsell	5,174,194	364,698	6,214	351,945

2. Appointment of KPMG LLP as Independent Auditors for 2010	5,884,631	7,358	5,062	—

3. Approval of amendments to Articles of Incorporation and Bylaws to declassify the Board of Directors	5,869,467	11,164	16,420	—

4. Approval of the 2010 Equity Incentive Plan	3,387,294	2,091,103	66,709	351,945
     Dwight, C. Schar, C.E. Andrews, Robert C. Butler, Timothy M. Donahue, Alfred E. Festa, William A. Moran, and W. Grady Rosier continued as directors after the Annual Meeting.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits

Number	Description

10.1*	The Form of Non-Qualified Stock Option Agreement (Management grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

10.2*	The Form of Non-Qualified Stock Option Agreement (Director grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

10.3*	The Form of Restricted Share Units Agreement (Management grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

10.4*	The Form of Restricted Share Units Agreement (Director grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

*	Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.
Date: May 6, 2010	By:	/s/ Dennis M. Seremet
		Name:	Dennis M. Seremet
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1*	The Form of Non-Qualified Stock Option Agreement (Management grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

10.2*	The Form of Non-Qualified Stock Option Agreement (Director grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

10.3*	The Form of Restricted Share Units Agreement (Management grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

10.4*	The Form of Restricted Share Units Agreement (Director grants) under the NVR, Inc. 2010 Equity incentive Plan. Filed herewith.

*	Exhibit is a management contract or compensatory plan or arrangement.